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                          INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in Registration Statements No. 33-49022 on Form S-3/S-8, No. 33-64566 on Form S-8, No. 33-80372 on Form S-8,
No. 33-85806 on Form S-8, and No. 333-00218 on Form S-8 of our report dated January 27,1997, appearing in the Annual Report on Form 10-K of VMARK Software, Inc. for the year ended December 31, 1996.



Boston, Massachusetts

March 27, 1997